UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

J. ALEXANDER’S HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-37473	47-1608715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37203

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (615) 269-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01	Regulation FD Disclosure.

On December 21, 2017, J. Alexander’s Holdings, Inc. (the “Company” or “J. Alexander’s) issued a press release announcing that the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) for the special meeting of its shareholders in connection with the Company’s previously announced acquisition of Ninety Nine Restaurant & Pub (“99 Restaurants”). The press release also announced that the special meeting of the Company’s shareholders will be held at 2:00 p.m. Central Time on January 30, 2018, at the Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee 37203, and only holders of record of J. Alexander’s common stock as of the close of business on December 19, 2017 shall be entitled to vote at the meeting. A copy of the press release is being furnished as Exhibit 99.1.

The information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

To the extent required, the information included in Item 7.01 in this Current Report on Form 8-K is incorporated into this Item 8.01.

Forward-Looking Statements

In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, J. Alexander’s cautions that certain information contained or incorporated by reference in this report and our other filings with the SEC, in our press releases and in statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss our current expectations and projections relating to our financial conditions, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding our expectations, intentions or strategies and regarding the future. J. Alexander’s disclaims any intent or obligation to update these forward-looking statements.

Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: uncertainties as to whether the requisite approvals of J. Alexander’s shareholders will be obtained; the risk of shareholder litigation in connection with the transaction and any related significant costs of defense, indemnification and liability; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances that may give rise to the payment of a termination fee by J. Alexander’s; the effects of disruptions to respective business operations of J. Alexander’s or 99 Restaurants resulting from the transactions, including the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and other business partners; the risks associated with the future performance of the 99 Restaurants business; the risks of integration of the 99 Restaurants business and the possibility that costs or difficulties related to such integration of the 99 Restaurants business and J. Alexander’s will be greater than expected; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the risk associated with the determination of estimated 2018 combined Adjusted EBITDA figures, which are only estimates and are subject to change because of purchase accounting entries, and other factors. Further, the 99 Restaurants business and the businesses of J. Alexander’s remain subject to a number of general risks and other factors that may cause actual results to differ materially. There can be no assurance that the proposed transactions will in fact be consummated.

The statements and assumptions included in statements made by or with the approval of authorized personnel of J. Alexander’s that relate to results of the combined businesses in 2018 and future years assume the accuracy of projections relating to the financial condition and future operating results of 99 Restaurants and J. Alexander’s.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that J. Alexander’s files from time to time with the SEC, including those items listed under the “Risk Factors” heading in Item 1.A of J. Alexander’s Annual Report on Form 10-K for the year ended January 1, 2017. These forward-looking statements reflect J. Alexander’s expectations as of the date of this communication. J. Alexander’s disclaims any intent or obligation to update these forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information for Shareholders

In connection with the proposed merger, J. Alexander’s has filed with the SEC a definitive proxy statement of J. Alexander’s on Schedule 14A on December 21, 2017, which will be mailed to J. Alexander’s shareholders on or about December 22, 2017. SHAREHOLDERS OF J. ALEXANDER’S ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other filings containing information about J. Alexander’s at the SEC’s website at www.sec.gov. The definitive proxy statement and the other filings may also be obtained free of charge at J. Alexander’s website at www.jalexandersholdings.com under the tab “Investors,” and then under the tab “SEC Filings.”

Participants in the Solicitation

J. Alexander’s and certain of its directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of J. Alexander’s shareholders in connection with the proposed merger. Information about the directors and executive officers of J. Alexander’s and their ownership of J. Alexander’s common stock is set forth in the proxy statement for J. Alexander’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 11, 2017, as well as in the definitive proxy statement regarding the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction is also included in the definitive proxy statement regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraphs.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by J. Alexander’s Holdings, Inc., dated December 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: December 21, 2017	By:	/s/ Mark A. Parkey
Mark A. Parkey
Chief Financial Officer & Executive Vice President

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